SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K
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                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported):
                                December 27, 2002

                                SAKS INCORPORATED
             (Exact name of registrant as specified in its charter)

         TENNESSEE                      1-13113                62-0331040
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation)                                     Identification No.)

  750 Lakeshore Parkway
   Birmingham, Alabama                                           35211
  (Address of principal                                       (Zip Code)
    executive offices)

       Registrant's telephone number, including area code: (205) 940-4000



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Item 5.  Other Events.
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Today, the Company filed a Form 10-K/A, Annual Report for Fiscal Year Ended
February 2, 2002 and a Form 10-Q/A, Quarterly Report for the Period Ended May 4, 2002. These filings of an amended Form 10-K for 2001 and an amended Form 10-Q for the first quarter of 2002, do not restate any previously issued financial statements nor change any previously issued balance sheet, income statement, shareholders' equity or cash flow amounts. Rather, the amended filings incorporate enhanced financial statement footnotes and MD&A disclosures in response to the Securities and Exchange Commission's review of the previously filed Form 10-K and Form 10-Q. The enhanced disclosures are principally related to (1) the quantification of items contributing to increases and decreases in sales, gross margin and SG&A expenses, (2) additional explanation of the Company's accounts receivable securitization program, and (3) a discussion of the Company's pension accounting practices.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               SAKS INCORPORATED

Date: December 27, 2002                        /s/ Douglas E. Coltharp
                                               ------------------------
                                               Douglas E. Coltharp
                                               Executive Vice President,
                                               Chief Financial Officer and
                                               Principal Financial Officer